UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2024

LivaNova PLC
(Exact Name of Registrant as Specified in its Charter)

England and Wales	001-37599	98-1268150
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 Eastbourne Terrace
London, W2 6LG
United Kingdom
(Address of Principal Executive Offices)

+44 20 33250660
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name on each exchange on which registered
Ordinary Shares - £1.00 par value per share	LIVN	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

LivaNova PLC (the “Company”) held its 2024 Annual General Meeting of shareholders (the “AGM”) on June 11, 2024. At the AGM, the Company’s shareholders approved Amendment No. 1 (the “A&R 2022 Plan Amendment”) to the Amended and Restated LivaNova PLC 2022 Incentive Award Plan (the “A&R 2022 Plan”) and Amendment No. 2 (the “2015 Plan Amendment”) to the LivaNova 2015 Incentive Award Plan (the “2015 Plan”). Both the A&R 2022 Plan Amendment and the 2015 Plan Amendment were previously approved by the Company’s Board of Directors (the “Board”) on April 17, 2024, subject to shareholder approval.

The A&R 2022 Plan Amendment increases the aggregate number of ordinary shares that can be issued under the A&R 2022 Plan pursuant to options or SARs from 2,250,000 to 2,950,000 and the number of ordinary shares that can be issued pursuant to awards other than options or SARs from 1,500,000 to 2,000,000. The other terms of the A&R 2022 Plan, including its expiration date, remain unchanged by the A&R 2022 Plan Amendment.

The 2015 Plan Amendment increases the aggregate number of shares that can be issued to non-employee directors under the 2015 Plan from 50,000 to 150,000 and extends the expiration date of the 2015 Plan to April 17th, 2034, corresponding to the 10th anniversary of the date the 2015 Plan Amendment was approved by the Board. The other terms of the 2015 Plan remain unchanged by the 2015 Plan Amendment.

The material terms of the A&R 2022 Plan Amendment and the 2015 Plan Amendment are described in the Company’s definitive Proxy Statement, dated April 26, 2024 (the “2024 Proxy Statement”), under the heading “Proposal 4 — Approval of Amendment No. 1 to the Amended and Restated LivaNova PLC 2022 Incentive Award Plan” and “Proposal 5 — Approval of Amendment No. 2 to the LivaNova PLC 2015 Incentive Award Plan”, which descriptions are incorporated herein by reference. The descriptions of the A&R 2022 Plan Amendment and the 2015 Plan Amendment contained herein and in the 2024 Proxy Statement do not purport to be complete and are qualified in their entirety by reference to the A&R 2022 Plan Amendment and the 2015 Plan Amendment, copies of which are filed respectively hereto as Exhibits 10.1 and 10.2 and are incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders

A total of 48,029,376 of the Company’s ordinary shares, representing approximately 88.70% of the shares outstanding and eligible to vote and constituting a quorum, were represented virtually or by proxy at the AGM.

At the AGM, LivaNova’s shareholders considered 12 proposals as more fully described in the 2024 Proxy Statement, as supplemented on June 6, 2024 and as summarized below. Each of the resolutions 1-11 was adopted and a plurality of votes cast were voted in favor of holding future U.S. Say-on-Pay votes annually with respect to resolution 12. The number of votes for and against, as well as the number of abstentions and broker non-votes are set forth below.

1. Ordinary resolution to elect, by separate resolutions, each of the following nine (9) directors for a term expiring at the AGM to be held in 2025:

Mr. J. Christopher Barry

Votes For	Votes Against	Votes Abstained	Broker Non-Votes

45,270,146	132,277	20,407	2,606,546

Mr. Francesco Bianchi

Votes For	Votes Against	Votes Abstained	Broker Non-Votes

44,852,064	557,079	13,687	2,606,546

Ms. Stacy Enxing Seng

Votes For	Votes Against	Votes Abstained	Broker Non-Votes

44,760,431	648,537	13,862	2,606,546

Mr. William A. Kozy

Votes For	Votes Against	Votes Abstained	Broker Non-Votes

45,120,873	288,115	13,842	2,606,546

Mr. Vladimir Makatsaria

Votes For	Votes Against	Votes Abstained	Broker Non-Votes

45,271,743	137,260	13,827	2,606,546

Dr. Sharon O'Kane

Votes For	Votes Against	Votes Abstained	Broker Non-Votes

44,918,069	491,074	13,687	2,606,546

Mr. Todd Schermerhorn

Votes For	Votes Against	Votes Abstained	Broker Non-Votes

45,200,755	208,213	13,862	2,606,546

Ms. Brooke Story

Votes For	Votes Against	Votes Abstained	Broker Non-Votes

45,016,151	392,817	13,862	2,606,546

Mr. Peter Wilver

Votes For	Votes Against	Votes Abstained	Broker Non-Votes

44,875,477	533,579	13,687	2,606,633

2.    Ordinary resolution to approve, on an advisory basis, the Company’s compensation of its named executive officers (“US Say-on-Pay”).

Votes For	Votes Against	Votes Abstained	Broker Non-Votes

43,234,362	2,174,138	14,330	2,606,546

3.    Ordinary resolution to ratify the appointment of PricewaterhouseCoopers LLP, a Delaware limited liability partnership (“PwC-US”), as the Company’s independent registered public accounting firm for 2024.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes

47,988,756	21,623	18,997	—

4.    Ordinary resolution to approve Amendment No. 1 to the Amended and Restated LivaNova PLC 2022 Incentive Award Plan.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes

44,675,024	733,452	14,354	2,606,546

5.     Ordinary resolution to approve Amendment No. 2 to the LivaNova PLC 2015 Incentive Award Plan.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes

44,739,690	680,462	2,678	2,606,546

6. Ordinary resolution to generally and unconditionally authorize the directors, for purposes of section 551 of the Companies Act 2006 (the “Companies Act”) to exercise all powers of the Company to allot shares in the Company and to grant rights to subscribe for, or to convert any security into, shares in the Company up to an aggregate nominal amount of £10,830,212, provided that:

(A)     (unless previously revoked, varied or renewed by the Company) this authority will expire at the end of the next annual general meeting of the Company or, if earlier, the close of business on the date that is fifteen (15) months after the date on which this resolution is passed, save that the directors may, before this authority expires, make offers or agreements which would or might require shares in the Company to be allotted, or rights to subscribe for, or convert securities into, shares to be granted, after its expiry and the directors may allot shares or grant rights to subscribe for, or convert securities into, shares pursuant to such offers or agreements as if this authority had not expired, and

(B)     this authority replaces all subsisting authorities previously granted to the directors for the purposes of section 551 of the Companies Act which, to the extent unused at the date of this resolution, are revoked with immediate effect without prejudice to any allotment of shares or grant of rights already made, offered or agreed to be made under such authorities.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes

47,268,486	757,240	3,650	—

7. Special Resolution subject to the passing of resolution 6 and in accordance with sections 570 and 573 of the Companies Act, to empower the directors generally to allot equity securities (as defined in section 560 of the Companies Act) for cash pursuant to the authority conferred by resolution 6, and/or to sell ordinary shares (as defined in section 560 of the Companies Act) held by the Company as treasury shares for cash, in each case as if section 561 of the Companies Act (existing shareholders’ pre-emption rights) did not apply to any such allotment or sale, provided that this power is limited to the allotment of equity securities or sale of treasury shares for cash up to an aggregate nominal amount of £10,830,212, provided that:

(A)     (unless previously revoked, varied or renewed by the Company) this power will expire at the end of the next annual general meeting of the Company or, if earlier, the close of business on the date that is fifteen (15) months after the date on which this resolution is passed, save that the directors may, before this power expires, make offers or agreements which would or might require equity securities to be allotted and/or treasury shares to be sold after its expiry and the directors may allot equity securities and/or sell treasury shares pursuant to such offers or agreement as if this power had not expired; and

(B)     this power replaces (except for any power conferred by resolution 6) all subsisting powers previously granted to the directors for the purposes of section 570 of the Companies Act which, to the extent unused at the date of this resolution, are revoked with immediate effect, without prejudice to any allotment of equity securities already made, offered or agreed to be made under such powers.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes

45,487,492	2,539,043	2,841	—

8.    Ordinary resolution to approve, on an advisory basis, the United Kingdom (“UK”) directors’ remuneration report in the form set out in the Company’s UK annual report for the period ended December 31, 2023.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes

43,282,674	2,121,404	18,752	2,606,546

9.    Ordinary resolution to receive and adopt the Company’s audited UK statutory accounts for the year ended December 31, 2023, together with the reports of the directors and auditors thereon.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes

45,278,845	10,551	133,434	2,606,546

10.     Ordinary resolution to re-appoint PricewaterhouseCoopers LLP, a limited liability partnership organized under the laws of England (“PwC-UK”), as the Company’s UK statutory auditor for 2024.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes

47,988,282	22,316	18,778	—

11.    Ordinary resolution to authorize the directors and/or the Audit and Compliance Committee to determine the remuneration of the Company’s UK statutory auditor.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes

47,985,464	27,689	16,223	—

12. Ordinary resolution to approve, on an advisory basis, the frequency of US Say-on-Pay votes (“US Say-on-Frequency”).

1 Year	2 Years	3 Years	Votes Abstained	Broker Non-Votes

22,170,368	—	252,255	5,137,741	20,469,012

Based on the voting results for Proposal 12 at the AGM, and the Board’s consideration of the appropriate voting frequency for the Company at this time, the Board has decided that the Company will include a U.S. Say-on-Pay vote in its proxy materials every year until such time as the next advisory vote is submitted to shareholders regarding the frequency of advisory votes on executive compensation, or until the Board otherwise determines that it is in the best interest of the Company to hold a U.S. Say-on-Pay vote with a different frequency.

Item 9.01 Financial Statements and Exhibits

(d)    Exhibits.

Exhibit	Description

10.1	Amendment No. 1 to the Amended and Restated LivaNova PLC 2022 Incentive Award Plan
10.2	Amendment No. 2 to the LivaNova PLC 2015 Incentive Award Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LivaNova PLC

Date: June 12, 2024	By: /s/ Michael Hutchinson
Name: Michael Hutchinson
Title: SVP, Company Secretary & Chief Legal Officer